SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2002


                           Dollar General Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Tennessee                      001-11421                 61-0502302
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


100 Mission Ridge
Goodlettsville, Tennessee                                          37072
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements.   None.

        (b) Pro Form Financial Information.   None.

        (c) Exhibits. See Exhibit Index immediately following the signature page hereto.




ITEM 9. REGULATION FD DISCLOSURE

On October 10, 2002, Dollar General Corporation issued a news release with respect to September sales results for the five-week period ending October 4, 2002, and the October sales outlook. A copy of the news release is attached hereto as Exhibit 99, and is incorporated by reference as if fully set forth herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DOLLAR GENERAL CORPORATION


Date: October 10, 2002              By:  /s/ Susan S. Lanigan
      ----------------                  -----------------------------------
                                        Susan S. Lanigan
                                        Vice President, General Counsel and
                                        Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

     99          News release dated October 10, 2002